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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 17, 2007

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                            SCOTTISH RE GROUP LIMITED
             (Exact name of registrant as specified in its charter)

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       Cayman Islands                    001-16855                98-0362785
(State or Other Jurisdiction     (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                   P.O. Box HM 2939
    Crown House, Second Floor, 4 Par-la-Ville Road
                    Hamilton HM12
                       Bermuda                                        N/A
       (Address of Principal Executive Offices)                   (Zip Code)

                                 (441) 295-4451
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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     Item 5.02. Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers.

     Scottish Re Group Limited (the "Company") announced on August 17, 2007 that Cliff Wagner, President and Chief Executive Officer - North America, had left the Company effective August 17, 2007. Effective August 20, 2007, Paul Goldean will serve as interim President and Chief Executive Officer - North America while continuing in his role as Chief Administrative Officer - Scottish Re Group Limited. A copy of the press release regarding this announcement is attached hereto as Exhibit 99.1.


Item 9.01. Financial Statements and Exhibits.


(c) Exhibits.

99.1     Press Release issued by Scottish Re Group Limited on August 17, 2007.



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                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                    SCOTTISH RE GROUP LIMITED


                                    By:   /s/ Paul Goldean
                                          ----------------------------
                                          Paul Goldean
                                          Chief Administrative Officer



Dated:  August 20, 2007



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                                INDEX TO EXHIBITS

Number    Description
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99.1      Press Release issued by Scottish Re Group Limited on August 17, 2007.





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